UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2004



                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       001-13781              22-2889587
(State or other jurisdiction of         (Commission          (I.R.S. Employer
   incorporation)                       File Number)         Identification No.)



5555 San Felipe, Suite 1200, Houston, Texas                  77056
(Address of principal executive offices)                   (Zip Code)
----


       Registrant's telephone number, including area code: (713) 877-8006

                                 NOT APPLICABLE

         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

         On June 7, 2004, KCS Energy, Inc. announced an increase of its 2004 capital budget from $105 million to $125 million. A copy of the press release announcing the increased capital budget for 2004 is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

         KCS Energy, Inc. disclaims any duty to update the information contained or incorporated by reference in this report other than as required by the Securities Exchange Act of 1934, as amended.


Item 7. Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit 99.1 KCS Energy, Inc. Press Release dated June 7, 2004 announcing the increased capital budget for 2004.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      KCS Energy, Inc.


Date: June 8, 2004                                    /s/ Frederick Dwyer
                                                      --------------------------
                                                      Frederick Dwyer
                                                      Vice President, Controller
                                                      and Secretary








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                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

  99.1 KCS Energy, Inc. Press Release dated June 7, 2004 announcing the increased capital budget for 2004.